UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2023

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Blanchard Road, Burlington, MA, 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 687-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 7, 2023 we held our Annual Meeting. A total of 20,955,339 shares of our common stock were outstanding as of April 14, 2023, the record date for the Annual Meeting.

At the Annual Meeting, our shareholders voted (i) to re-elect Robert A. Eckel and Peter R. Faubert as our Class III directors for three-year terms, (ii) to approve an advisory proposal on the compensation of our named executive officers, (iii) to recommend annual advisory stockholder votes on the approval of executive compensation; and (iv) to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

1. Election of Class II Directors.

Nominee	For	Withheld	Broker Non-Votes
Robert A. Eckel	14,201,518	848,541	3,323,831
Peter R. Faubert	6,841,574	8,208,485	3,323,831

2. To approve, on an advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
11,487,717	2,638,831	923,511	3,323,831

2. To recommend the frequency of holding advisory shareholder votes on the approval of executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
13,187,702	192,492	1,637,843	32,022	3,323,831

4. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023

For	Against	Abstain	Broker Non-Votes
16,904,081	18,457	1,451,352	0

As indicated above, a plurality of the votes cast on the proposal regarding the frequency of future advisory shareholder votes on the compensation paid to our named executive officers were cast in favor of holding such votes every year. After considering the preferences expressed at the annual meeting of shareholders, we determined that we should hold future advisory shareholder votes on executive compensation every year. Accordingly, we expect that the next such vote will be held at our 2024 annual meeting of shareholders. Neither the shareholder vote nor our determination is binding, and accordingly we retain the flexibility to change our determination. Under section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, we expect to hold another vote regarding the frequency of future advisory shareholder votes on the compensation paid to our named executive officers no later than our 2029 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: June 9, 2023	By:	/s/ David B. Barcelo
David B. Barcelo
Chief Financial Officer